Execution Version
SECURITY AGREEMENT
Dated February 19, 2025
among
The Grantors referred to herein,
as Grantors
and
BANK OF AMERICA, N.A.,
as Collateral Agent

TABLE OF CONTENTS
    Page
Section 2.    Security for Obligations    5
Section 3.    Grantors Remain Liable    5
Section 4.    Delivery and Control of Security Collateral    5
Section 5.    Chattel Paper; Commercial Tort Claims; Letter-of-Credit Rights    7
Section 6.    Representations and Warranties    8
Section 7.    Further Assurances    10
Section 8.    Post-Closing Changes; Collections on Accounts    10
Section 9.    As to Intellectual Property Collateral    11
Section 10.    Voting Rights; Dividends; Etc.    13
Section 11.    Collateral Agent Appointed Attorney-in-Fact    14
Section 12.    Collateral Agent May Perform    15
Section 13.    The Collateral Agent’s Duties    15
Section 14.    Remedies    16
Section 15.    Expenses    18
Section 16.    Amendments; Waivers; Additional Grantors; Etc.    18
Section 17.    Notices, Etc.    19
Section 18.    Continuing Security Interest; Assignments under the Credit Agreement    19
Section 19.    Release; Termination    19
Section 20.    Execution in Counterparts    20
Section 21.    The Mortgages    20
Section 22.    Governing Law; Jurisdiction; Etc.    20
Section 23.    Intercreditor Agreement    21
Section 24.    Actions Requiring FCC Approval    21
FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

FORM OF INTELLECTUAL PROPERTY AGREEMENT SUPPLEMENT

Exhibits:
Exhibit A    -    Form of Security Agreement Supplement
Exhibit B    -    Form of Intellectual Property Security Agreement
Exhibit C    -    Form of Intellectual Property Security Agreement Supplement
ii

SECURITY AGREEMENT dated as of February 19, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among Townsquare Media, Inc., a Delaware corporation (the “Borrower”), the other Persons listed on the signature pages hereof (the “Subsidiary Grantors”), the Additional Grantors (as defined below) from time to time party hereto (the Borrower, the Subsidiary Grantors and such Additional Grantors being, collectively, the “Grantors”), and Bank of America, N.A. as collateral agent (in such capacity, together with any successor collateral agent, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement (as defined below)).
PRELIMINARY STATEMENTS
(1)The Borrower has entered into a Credit Agreement dated of even date herewith (as amended, restated, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder), the “Credit Agreement”), with Bank of America, N.A., as Administrative Agent, Collateral Agent and a L/C Issuer, and the other parties party thereto.
(2)    Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral (as defined below).
(3)    It is a condition precedent to the making of Loans by the Lenders from time to time, the issuance of Letters of Credit by the L/C Issuers from time to time, the entry into Secured Hedge Agreements by the Hedge Banks from time to time and the entry into Secured Cash Management Agreements by the Cash Management Banks from time to time, that the Grantors shall have granted the security interests and made the pledges contemplated by this Agreement.
(4)    Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents and the other Secured Documents (as defined herein).
(5)    Capitalized terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC are used in this Agreement as such terms are defined in such Article 8 or 9 (including, without limitation, Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Deposit Accounts, Documents, Equipment, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Securities Accounts, Securities Intermediary, Security, Security Entitlements and Supporting Obligations). Sections 1.02 and 1.05 of the Credit Agreement shall apply here mutatis mutandis.
NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans from time to time, the L/C Issuers to issue Letters of Credit from time to time, the Hedge Banks to enter into Secured Hedge Agreements from time to time and the Cash Management Banks to enter into Secured Cash Management Agreements from time to time, each Grantor hereby agrees with the Collateral Agent for the benefit of the Secured Parties as follows:
Section 1.Grant of Security. As security for the payment or performance, as the case may be, in full of the Secured Obligations (as defined below), each Grantor hereby collaterally assigns and pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and each Grantor hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):
(a)all Accounts;
(b)all cash and Cash Equivalents;
(c)all Chattel Paper;
(d)all Commercial Tort Claims set forth on Schedule 8 of the Perfection Certificate (as supplemented from time to time) or with a claimed amount in excess of $3,000,000;
(e)all Deposit Accounts;
(f)all Documents;
(g)all Equipment;
(h)all FCC Licenses and the proceeds of any FCC Licenses; provided that such security interest does not include at any time any FCC Licenses to the extent (but only to the extent) that at such time the Administrative Agent may not validly possess a security interest directly in the FCC Licenses pursuant to the Communications Laws, as in effect at such time, but such security interest does include, to the maximum extent permitted by law, the economic value of the FCC Licenses, all rights incident or appurtenant to the FCC Licenses and the right to receive all monies, consideration and proceeds derived from or in connection with the sale, assignment or transfer of the FCC Licenses;
(i)subject to Section 21 hereof, all Fixtures;
(j)all General Intangibles;
(k)all Goods;
(l)all Instruments;
(m)all Inventory;
(n)all Letter-of-Credit Rights;
(o)the following (the “Security Collateral”):
(i)all indebtedness from time to time owed to such Grantor, including, without limitation, the indebtedness set forth opposite such Grantor’s name on and otherwise described on Schedule 6 of the Perfection Certificate (as such Schedule 6 may be supplemented from time to time by supplements to this Agreement) (all such indebtedness being the “Pledged Debt”), and the instruments and promissory notes, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;
(ii)all Equity Interests of any Person from time to time acquired, owned or held directly by such Grantor in any manner, including, without limitation, the Equity Interests owned or held by each Grantor set forth opposite such Grantor’s name on and otherwise described on Schedule 5 of the Perfection Certificate (as such Schedule 5 of the Perfection Certificate may be supplemented from time to time by supplements to this Agreement and/or the Perfection Certificate) (all such Equity Interests being the “Pledged Interests” and each such Person issuing Pledged Interests being a “Pledged Issuer”), and the certificates, if any, representing such shares or units or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto; provided that, for the avoidance of doubt, such Grantor shall not be required to pledge, and the terms “Pledged Interests” and “Security Collateral” used in this Agreement shall not include, any Equity Interests that constitute Excluded Property; and
(iii)all Investment Property and all Financial Assets and the certificates or instruments, if any, representing such Investment Property or Financial Assets, and all dividends, distributions, returns of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange therefor and all warrants, rights or options issued thereon or with respect thereto;
(p)[reserved];
(q)the following (collectively, excluding clauses (vii) and (viii) below, the “Intellectual Property Collateral”):
(i)all patents, patent applications, utility models, statutory invention registrations and all inventions claimed or disclosed therein and all improvements thereto (“Patents”);
(ii)all trademarks, trademark applications, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered, together, in each case, with the goodwill symbolized thereby (“Trademarks”);
(iii)all copyrights, including, without limitation, copyrights in Computer Software (as defined below), internet websites and the content thereof, whether registered or unregistered (“Copyrights”), and exclusive licenses of U.S. copyright registrations;
(iv)all intellectual rights in computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any such rights in and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);
(v)all intellectual property rights in confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;
(vi)all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration at the U.S. Patent and Trademark Office (the “USPTO”) or the U.S. Copyright Office (the “USCO”) set forth in Schedule 7 of the Perfection Certificate (as such Schedule 7 of the Perfection Certificate may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of Exhibit C hereto (an “IP Security Agreement Supplement”) executed by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(vii)all rights in the foregoing corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, including all agreements relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party; and
(viii)any and all claims for damages or injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;
(r)[reserved];
(s)all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral;
(t)all other tangible and intangible personal property of whatever nature whether or not covered by Article 9 of the UCC; and
(u)all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and Supporting Obligations that constitute property of the types described in clauses (a) through (s) of this Section 1), and, to the extent not otherwise included, all payments under insurance covering any Collateral (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;
provided that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (t), the security interest created by this Agreement shall not extend to, and the terms “Collateral,” “Security Collateral,” “Intellectual Property Collateral,” “Pledged Interests,” “Pledged Debt” and other terms defining the components of the Collateral in the foregoing clauses (a) through (t) shall not include, Excluded Property;
provided, further, that immediately upon the ineffectiveness, lapse or termination of any restriction or condition covering, or resulting in, any asset or other property of a Grantor constituting Excluded Property, in each case, the Collateral shall (in the absence of any other applicable limitation) include, and such Grantor shall be deemed to have granted a security interest in, such Grantor’s right, title and interest in and to such asset or other property and such asset or other property shall no longer constitute Excluded Property;
provided, further, that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (t), no Grantor shall be required to (x) take any action or enter into any agreement in contravention of the Perfection Exceptions or (y) make any filing with respect to any Intellectual Property Collateral other than filing a UCC financing statement and filings at the USPTO or USCO.
Section 2.Security for Obligations. Without limiting the specific limitations contained herein and in the Credit Agreement with respect to the application of the proceeds of the Collateral to the Obligations, this Agreement secures, in the case of each Grantor, the payment of all Obligations now or hereafter existing under the Loan Documents, any Secured Cash Management Agreement or any Secured Hedge Agreement (the Loan Documents, Secured Cash Management Agreements and Secured Hedge Agreements, collectively, the “Secured Documents”) (as such Secured Documents may be amended, restated, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, the “Secured

Obligations” include and this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that accrue after the commencement by or against any Grantor of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding or otherwise would be owed by such Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party. Notwithstanding anything herein to the contrary, (a) Secured Obligations of any Loan Party under any Secured Cash Management Agreement or Secured Hedge Agreement shall be secured only to the extent that, and for so long as, the other Secured Obligations are secured hereunder and (b) the Secured Obligations with respect to any Grantor shall not include Excluded Swap Obligations of such Grantor.
Section 3.Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under its contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Secured Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
Section 4.Delivery and Control of Security Collateral. (a) All certificates, if any, representing or evidencing the Pledged Interests and all instruments representing or evidencing the Pledged Debt individually or in an aggregate principal amount together with all other such Pledged Debt in excess of $3,000,000 (other than any short term intercompany current liabilities incurred in the ordinary course of business and consistent with past practice in connection with the cash management operations of the Borrower and its Restricted Subsidiaries) shall be promptly delivered to and held by or on behalf of the Collateral Agent pursuant hereto and, subject to Section 6.16 of the Credit Agreement, (and with respect to such Pledged Interests or Pledged Debt acquired after the date hereof or owned or held by a Grantor formed after the date hereof, within 90 days of such acquisition or formation (or such later date as the Collateral Agent may agree in its reasonable discretion) shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. During the continuation of an Event of Default, the Collateral Agent shall have the right at any time, in its discretion, to (i) upon one Business Day’s prior written notice to the Borrower, transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 10(a), (ii) exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations and (iii) convert Security Collateral consisting of Financial Assets credited to any Securities Account to Security Collateral consisting of Financial Assets held directly by the Collateral Agent, and to convert Security Collateral consisting of Financial Assets held directly by the Collateral Agent to Security Collateral consisting of Financial Assets credited to any Securities Account.
(a)During the continuation of an Event of Default and after the Collateral Agent has given one Business Day’s prior written notice to the applicable Grantor of its intent to exercise remedies, with respect to any Security Collateral in which any Grantor has any right, title or interest and that (i) is a certificated security, promptly upon the request of the Collateral Agent, such Grantor will notify each issuer thereof that such Pledged Interests are subject to the security interests granted hereunder or (ii) is an uncertificated security, promptly upon the request of the Collateral Agent, such Grantor will cause the issuer thereof (or if the issuer thereof is not a Wholly Owned Subsidiary, use commercially reasonable efforts to cause the issuer thereof) either (A) to register the Collateral Agent as the registered owner of such security or (B) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent.
(b)

(i)Each Grantor agrees that to the extent each interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, (i) such interest shall be certificated and (ii) each such interest shall at all times hereafter continue to be such a security and represented by such certificate unless such Grantor provides (x) written notification to the Collateral Agent that such interest is not a “security” within the meaning of Article 8 of the UCC and (y) evidence thereof that is reasonably requested, and thereafter the Collateral Agent shall promptly return any certificate (and related instrument of transfer or assignment) representing such interest to Grantor. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such Grantor provides written notification to the Collateral Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to and in accordance with the terms hereof.
(ii)Each Grantor agrees that to the extent each interest in any share or similar equity interest issued by a corporation, business trust, joint stock company or similar entity controlled now or in the future by such Grantor and pledged hereunder is represented by a “security certificate” (or required to be represented by a “security certificate” pursuant to the bylaws of the issuer (or the equivalent thereof with respect to a business trust, joint stock company or similar entity), in each case, within the meaning of Article 8 of the UCC, each such interest shall at all times hereafter continue to be represented by a certificate unless such Grantor provides (x) written notification to the Collateral Agent that such interest is no longer required to be represented in a “security certificate” within the meaning of Article 8 of the UCC and (y) evidence thereof that is reasonably requested, and thereafter the Collateral Agent shall promptly return any certificate (and related instrument of transfer or assignment) representing such interest to Grantor. Each Grantor further acknowledges and agrees that with respect to any interest in any corporation, business trust, joint stock company or similar entity controlled now or in the future by such Grantor and pledged hereunder that is not in the form of “certificated security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to cause such security to be represented by a “certificated security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such Grantor provides written notification to the Collateral Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to and in accordance with the terms hereof.
(c)During the continuation of an Event of Default and after the Collateral Agent has given one Business Day’s prior written notice to the applicable Grantor of its intent to exercise remedies, promptly upon the request of the Collateral Agent, such Grantor will notify each issuer of Pledged Debt that such Pledged Debt is subject to the security interests granted hereunder.
(d)In the case of each Grantor which is an issuer of Pledged Interests, such Grantor agrees that, during the continuance of an Event of Default, it will comply, to the extent required to enable Collateral Agent to enforce its rights and remedies as set forth in this Agreement, with instructions of the Collateral Agent with respect to the applicable Pledged Interests without further consent by the applicable Grantor.
Section 5.Chattel Paper; Commercial Tort Claims; Letter-of-Credit Rights.
(a)During the continuation of an Event of Default, promptly upon the request of the Collateral Agent, each Grantor will (i) furnish to the Collateral Agent a list of all Electronic Chattel Paper, (ii) maintain all Electronic Chattel Paper so that the Collateral Agent has control of the Electronic Chattel Paper in the manner specified in Section 9-105 of the UCC and (iii)

maintain all transferable records so that the Collateral Agent has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record.
(b)Together with the delivery of each Compliance Certificate delivered pursuant to Section 6.01(a) of the Credit Agreement (or such longer period as the Collateral Agent may agree in its reasonable discretion), each Grantor will give notice any individual Commercial Tort Claim with a claimed amount in excess of $3,000,000 (and in respect of which a complaint or counterclaim has been filed by or on behalf of such Grantor) that has arisen during such period and will promptly (and in any event within 90 days of the notice to the Collateral Agent thereof (or such longer period as the Collateral Agent may agree in its reasonable discretion)) deliver to the Collateral Agent a supplement to this Agreement or the Perfection Certificate in form and substance reasonably satisfactory to the Collateral Agent and take all other necessary actions to subject such Commercial Tort Claim to the security interests granted under this Agreement.
(c)If a Grantor is or becomes the beneficiary of a letter of credit that is (i) not a supporting obligation of any Collateral and (ii) in excess of $3,000,000, individually or in the aggregate, such Grantor shall notify the Collateral Agent together with the delivery of each Compliance Certificate delivered pursuant to Section 6.01(a) of the Credit Agreement (or such longer period as the Collateral Agent may agree in its reasonable discretion) and exercise commercially reasonable efforts to enter into an agreement with the Collateral Agent, the issuer of such letter of credit or any nominated person with respect to the Letter-of-Credit Rights under such letter of credit. Such agreement shall assign such Letter-of-Credit Rights to the Collateral Agent and such assignment shall be sufficient to grant control for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC). The provisions of such agreement shall be in form and substance as may be necessary to perfect the Collateral Agent’s interest in such letter of credit and otherwise reasonably satisfactory to the Collateral Agent.
Section 6.Representations and Warranties. Each Grantor represents and warrants to the Collateral Agent and each Secured Party as follows (it being understood that none of the following applies to Excluded Property):
(a)as of the Closing Date (after giving effect to the Transactions), (i) such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any) and taxpayer identification number (if any) are correctly set forth in Schedule 1(a) of the Perfection Certificate (as such Schedule 1(a) of the Perfection Certificate may be supplemented from time to time by supplements to this Agreement or the Perfection Certificate) and (ii) such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule 2 of the Perfection Certificate, (iii) within the 5 years preceding the Closing Date, such Grantor has not changed its name except as set forth on Schedule 1(c) of the of the Perfection Certificate and (iv) within the four months preceding the Closing Date, such Grantor has not changed its changed its jurisdiction of formation, incorporation or organization except as set forth on Schedule 1(c) of the of the Perfection Certificate;
(b)all of the Equipment and Inventory of such Grantor located in the United States, in each case, with value (together with the value of all Equipment and Inventory of all other Grantors located at the same location) in excess of $3,000,000 are located at the locations owned by such Grantor and specified in Schedule 5.08(b) to the Credit Agreement and on Schedule 10 of the Perfection Certificate, each as of the Closing Date. All Pledged Interests consisting of certificated securities (other than Excluded Property) and all Pledged Debt consisting of instruments in an aggregate principal amount in excess of $3,000,000 have been or will be delivered to the Collateral Agent in accordance herewith and with the Credit Agreement;
(c)such Grantor is the legal and beneficial owner of the Collateral (other than Intellectual Property Collateral) granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement and other Permitted Liens;

(d)(i) the Pledged Interests pledged by such Grantor on the Closing Date in respect of the Obligations constitute the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule 5 of the Perfection Certificate, which schedule correctly represents as of the date hereof, all Pledged Interests required to be pledged hereunder, and with respect thereto, the issuer, the certificate number, if any, the Grantor and the record owner, the number and class and the percentage pledged of such class, (ii) no amount payable under or in connection with any of the Pledged Debt in an aggregate principal amount in excess of $3,000,000 on the Closing Date is evidenced by an instrument other than such instruments indicated on Schedule 6 of the Perfection Certificate, which schedule correctly represents the issuers thereof, the initial principal amount, the Grantor and holder and date of issuance of such Pledged Debt, and (iii) as of the Closing Date, the Pledged Interests pledged by such Grantor hereunder have been validly issued and, in the case of Pledged Interests issued by a corporation, are fully paid and non-assessable (to the extent such concepts are applicable in the relevant jurisdiction) and, in the case of Pledged Debt among the Grantors and their Subsidiaries, are legal, valid and binding obligations of the issuers thereof;
(e)such Grantor has full power, authority and legal right to pledge all the Collateral pledged by such Grantor pursuant to this Agreement and upon the filing of appropriate financing statements under the UCC and the recordation of the IP Security Agreement (as defined below) with the USPTO and the USCO and the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by this Agreement), all actions necessary to perfect the security interest, so far as perfection is possible under relevant law, in the Collateral of such Grantor created under this Agreement with respect to which a Lien may be perfected by filing or possession or control pursuant to the UCC or 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 subject to the terms of this Agreement shall have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid, enforceable and, together with such filings and other actions, perfected, so far as perfection is possible under relevant law, first priority security interest in such Collateral of such Grantor (subject to the Perfection Exceptions and Permitted Liens and other than with respect to Excluded Property), securing the payment of the Secured Obligations; provided, notwithstanding anything to the contrary contained herein and for the avoidance of doubt, any collateral assignment and the grant of security interest hereunder will not, and deemed not to, grant any assignment of rights in any Intellectual Property, except for the security interests in such Intellectual Property expressly granted hereunder;
(f)except as could not reasonably be expected to have a Material Adverse Effect:
(i)to the knowledge of any Grantor, the conduct of the business of such Grantor as currently conducted does not infringe upon, misappropriate, dilute or otherwise violate the intellectual property rights of any third party;
(ii)such Grantor owns, licenses or possesses the right to use all of the Intellectual Property Collateral set forth on Schedule 7 of the Perfection Certificate;
(iii)as of the Closing Date, the Intellectual Property Collateral set forth on Schedule 7 of the Perfection Certificate includes all of the patents, patent applications, trademark registrations and applications, copyright registrations filed at, issued by or registered with the USPTO or the USCO and owned by such Grantor, and all exclusive licenses of U.S. registered Copyrights (the “Registered Intellectual Property Collateral”);
(iv)each item of Registered Intellectual Property Collateral owned by such Grantor as of the date hereof is subsisting and has not been adjudged invalid or unenforceable in whole or part;

(v)to the knowledge of any Grantor, no Person is engaging in any activity that infringes, misappropriates, dilutes or otherwise violates the Intellectual Property Collateral owned by such Grantor;
(g)as of the Closing Date, such Grantor has no Commercial Tort Claims with an individual claimed value in excess of $3,000,000 other than those listed in Schedule 8 of the Perfection Certificate; and
(h)as of the Closing Date, such Grantor has no Letter-of-Credit Rights with an individual stated amount in excess of $3,000,000 other than those listed in Schedule 12 of the Perfection Certificate.
Section 7.Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or that the Collateral Agent may reasonably request, in order to grant, preserve, perfect and/or protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor, subject in each case to the Perfection Exceptions. Without limiting the generality of the foregoing, each Grantor will promptly (and in any event within 90 days of any reasonable request of the Collateral Agent) (or to the extent (and within the time periods) otherwise required hereunder) with respect to Collateral of such Grantor: (i) if any such Collateral with a value in excess of $3,000,000 shall be evidenced by a promissory note or other instrument or Chattel Paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) deliver and pledge to the Collateral Agent for the benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or note powers executed in blank (to the extent required to be pledged pursuant to the Credit Agreement or this Agreement); and (iv) deliver to the Collateral Agent evidence that all other action (subject to the Perfection Exceptions) that the Collateral Agent may reasonably require from time to time in order to grant, preserve, perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken.
(a)Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect), whether now owned or hereafter acquired, of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement, and filings with the USPTO or USCO (or any successor office), including an IP Security Agreement. The security interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.
(b)A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
(c)[Reserved].
(d)At the time of delivery of the Compliance Certificate covering the annual financial statements with respect to the preceding fiscal year pursuant to Section 6.02(b) of the Credit Agreement, the Borrower shall update Schedules 6, 7, 8, 9 and 12 to the Perfection Certificate with any changes since the Closing Date or the delivery of the Compliance Certificate covering the previous annual financial statements, as applicable, or confirm that there have been no such changes during such period.
Section 8.Post-Closing Changes; Collections on Accounts. (a) If any Grantor will divide or transfer its assets pursuant to a plan of division or change its name, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any), taxpayer identification number (if any) or chief executive office from those referred to in Section 6(a) of this Agreement, then within 60 days of taking such action (or such longer period as the Collateral Agent may agree in its reasonable discretion), such Grantor will provide written notice to the Collateral Agent and take all action necessary or reasonably requested for the purpose of maintaining the perfection and priority of the security interest created by this Agreement.
(a)Except as otherwise provided in this Section 8(b), each Grantor will continue to collect, at its own expense, all amounts due or to become due to such Grantor under its Accounts. In connection with such collections, such Grantor may take (and, at the Collateral Agent’s direction during the continuation of an Event of Default, shall take) such commercially reasonable action as such Grantor (or, during the continuation of an Event of Default, the Collateral Agent) may deem necessary or advisable to enforce collection thereof; provided, however, that the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default and upon one Business Day’s prior written notice to such Grantor of its intention to do so, to notify the obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Accounts, including, without limitation, those rights set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Accounts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be either (A) released to such Grantor to the extent permitted under the terms of the Credit Agreement so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 8.04 of the Credit Agreement and (ii) except with the consent of the Collateral Agent, such Grantor will not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any obligor thereof, or allow any credit or discount thereon.
Section 9.As to Intellectual Property Collateral. (a) Except as could not reasonably be expected to have a Material Adverse Effect, with respect to each item of its Registered Intellectual Property Collateral, each Grantor agrees to take, at its expense, commercially reasonable steps, as determined in its reasonable business judgment, including, without limitation, in the USPTO and USCO, to (i) maintain the validity and enforceability of such Registered Intellectual Property Collateral that is issued or registered and maintain such Registered Intellectual Property Collateral in full force and effect, and (ii) pursue the maintenance of each Patent, Trademark, or Copyright registration, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the USPTO and USCO, the filing of applications for renewal or extension (when statutorily allowable), the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.
(a)Except as could not be reasonably expected to have a Material Adverse Effect or otherwise permitted under the Loan Documents, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Registered Intellectual Property Collateral shall lapse or become invalid or unenforceable or placed in the public domain (provided that the foregoing does not include expirations of Registered Intellectual Property Collateral at the end of its statutory term).
(b)Notwithstanding the foregoing, each Grantor may refrain from taking, or shall be permitted to take, as the case may be, any actions otherwise prohibited or required by the foregoing clauses (a) and (b) of this Section 9 with respect to Intellectual Property Collateral which it determines in its good faith, commercially reasonable business judgment not to be useful to the business of the Borrower and its Restricted Subsidiaries or worth protecting or maintaining (including without limitation by abandoning, failing to defend or maintain, causing any such Intellectual Property Collateral to become unenforceable, abandoned, invalidated or publicly available).
(c)With respect to its Registered Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit B hereto (an “IP Security Agreement”), for recording the security interest granted hereunder to the Collateral Agent in such Registered Intellectual Property Collateral with the USPTO and USCO.
(d)Without limiting Section 1, each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(q) that is not, as of the Closing Date, a part of the Intellectual Property Collateral and not Excluded Property (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Together with the delivery of each Compliance Certificate delivered pursuant to Section 6.01(a) of the Credit Agreement for the period in which such After-Acquired Intellectual Property was created or acquired (or such longer period as the Collateral Agent may agree in its reasonable discretion), each Grantor shall execute and deliver to the Collateral Agent, or otherwise authenticate, an IP Security Agreement Supplement covering such After-Acquired Intellectual Property constituting Registered Intellectual Property Collateral, which IP Security Agreement Supplement shall be recorded promptly by such Grantor with the USPTO and USCO, as applicable, and such Grantor shall promptly deliver to the Collateral Agent evidence of such filing and recordation after receipt thereof.
(e)At and during the continuation of such time as the Collateral Agent is lawfully entitled to exercise its rights and remedies under Section 14, solely to the extent such grant would not constitute or result in the abandonment, termination, acceleration, invalidation of or rendering unenforceable any right, title, or interest therein or result in a breach of the terms of, or constitute a breach or default under the Intellectual Property Collateral, each Grantor grants to the Collateral Agent a non-exclusive license under the Intellectual Property Collateral (exercisable without payment of royalty or other compensation to such Grantor) subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use or sublicense any Intellectual Property Collateral in which such Grantor has rights wherever the same may be located; provided, however, that nothing in this Section shall require any Grantor to grant any license that is prohibited by any rule of law, statute or regulation or is prohibited by, or violates the express terms of or constitutes a breach of default under or results in the termination of, or gives rise to any right of acceleration, modification or cancellation under any contract, license, agreement, instrument or other document between Grantor and a third party, (provided that such restrictions did not arise in contemplation hereof). The license granted under this Section is to enable the Collateral Agent to exercise its rights and remedies under Section 14 and for no other purpose. For the avoidance of doubt, at the time of the release of the Liens as set forth in Section 19 or the termination of the respective Event of Default, the license granted to the Collateral Agent pursuant to the Section 9(f) shall automatically and immediately terminate.

Section 10.Voting Rights; Dividends; Etc.. (a) So long as no Event of Default shall have occurred and be continuing and, the Collateral Agent has not notified such Grantor of its intent to exercise remedies as set forth below:
(i)each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right in a manner prohibited by the Loan Documents;
(ii)subject to the provisions of this Agreement, each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all:
(i)dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,
(ii)dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and
(iii)cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,
(x) in the case of the foregoing clause (A), any such property distributed in respect of any Security Collateral shall be deemed to constitute acquired property and shall be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement or other instrument) in accordance with the terms of this Agreement and the provisions of Section 6.12 of the Credit Agreement and (y) in the case of the foregoing clauses (B) and (C), any such cash distributed in respect of any Security Collateral shall be subject to the provisions of the Credit Agreement applicable to the proceeds of a Disposition of property; and
(iii)the Collateral Agent will promptly execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.
(a)Upon the occurrence and during the continuance of an Event of Default:
(i)Upon one Business Day’s prior written notice to the applicable Grantor, all rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions; and

(ii)all dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).
Section 11.Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints, which appointment is coupled with an interest, the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, solely upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (in accordance with this Agreement and each other applicable Loan Document), including, without limitation:
(a)to obtain and adjust insurance required to be paid to the Collateral Agent;
(b)to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(c)to receive, indorse and collect any drafts or other instruments, documents and Chattel Paper, in connection with clause (a) or (b) above; and
(d)to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of the rights of the Collateral Agent with respect to any of the Collateral.
    Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any Related Person thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Loan Documents, to take any appropriate action and to execute any document or instrument that may be reasonably necessary to accomplish the purposes of the Loan Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent and its Related Persons the power and right, on behalf of such Grantor, without notice to or assent by such Grantor (except as required in this Agreement), to, when an Event of Default shall be continuing, generally, sell, grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes and do, at the Collateral Agent’s option, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon any Collateral and the Secured Parties’ security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Grantor might do.
    In order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder upon the occurrence and during the continuation of an Event of Default, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, upon the occurrence and during the continuation of an Event of Default and one (1) Business Day’s prior written notice and without the necessity of any other action (including any transfer of any Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon termination of all commitments and Obligations under the Loan Documents and the payment in full of the Secured Obligations (other than contingent indemnification Obligations).
Section 12.Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein after the expiration or termination of any applicable cure or grace periods, the Collateral Agent may, after providing notice to such Grantor of its intent to do so, but without any obligation to do so, itself perform, or cause performance of, such agreement, and the reasonable and documented out-of-pocket expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 15.
Section 13.The Collateral Agent’s Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care with respect to the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article IX of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Article IX of the Credit Agreement.
(a)The Secured Parties and the Collateral Agent have no obligation to keep Collateral in their possession identifiable. The Collateral Agent has no obligation to collect dividends, distributions or interest payable on, or exercise any option or right in connection with any Collateral. Subject to Section 13(a), the Collateral Agent has no obligation to protect or preserve any Collateral from depreciating in value or becoming worthless and is released from all responsibility for any loss of value, whether such Collateral is in the possession of, is a security entitlement of, or is subject to the control of, the Collateral Agent, a securities intermediary, the Grantor or any other person.
(b)The Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the benefit of the Secured Parties, as security for the Secured Obligations, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all duties, rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any duties, rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.
Section 14.Remedies. If any Event of Default shall have occurred and be continuing:

(a)The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of the Accounts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to accounts containing Cash Collateral and (C) exercise all other rights and remedies with respect to the Accounts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC, in each case in accordance with the other provisions of this Agreement. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(b)After the Collateral Agent has given notice to the applicable Grantor of its intent to exercise remedies, all payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).
(c)The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held by it or by any other Secured Party with respect to any Deposit Account of a Grantor that is not Excluded Property.
(d)Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 15) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations, in the manner set forth in Section 8.04 of the Credit Agreement. Notwithstanding the foregoing, if intercreditor arrangements have been entered into in accordance with Section 9.11 of the Credit Agreement among the holders of the Secured Obligations and holders of any other Indebtedness permitted under the Credit Agreement which provides for the application of proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral, then such proceeds may be applied pursuant to the terms of such intercreditor arrangements.
(e)In the event of any sale or transfer (including pursuant to a plan of division) of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or transfer shall be included therein, and upon the Collateral Agent’s reasonable request, such Grantor shall supply to the Collateral Agent or its designee any documents or information that are in such Grantor’s possession or control and reasonably necessary to give effect to such sale or transfer, which may include, as determined in Grantor’s reasonable business judgment, such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor that embody or use such Intellectual Property Collateral.
(f)If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 14, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense, do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.
(g)Subject to Section 10.08 of the Credit Agreement, the Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 14, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto; (ii) any information and projections; and (iii) any other information in its possession, in each case of clauses (i), (ii) and (iii), relating to such Security Collateral.
(h)Except as otherwise provided in any Loan Documents, to the extent permitted by any such requirement of Law (including, without limitation, Section 9-610 of the UCC), the Collateral Agent (or any other Person on its behalf) may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for Disposition in accordance with this Section 14 without accountability to the relevant Grantor.
(i)Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in Section 14(f) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with Section 14(f) above.
Section 15.Expenses. (a) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable and documented out-of-pocket expenses, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of its counsel that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof, in each case, in the manner and to the extent set forth in Section 10.04 of the Credit Agreement (with each reference to the Borrower therein referring to the Grantors, jointly and severally, mutatis mutandis).
(a)The parties hereto agree that the Collateral Agent shall be entitled to the benefits of, and the Grantors shall jointly and severally have the indemnification obligations described in, Section 10.05 of the Credit Agreement (with each reference to the Borrower therein referring to the Grantors, jointly and severally, mutatis mutandis) and the Obligations of which they have guaranteed under the Loan Documents.
(b)Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Secured Documents. The provisions of this Section 15 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, any resignation of the Collateral Agent, or any investigation made by or on behalf of the Collateral Agent or any Secured Party. Subject to and in accordance with the terms of Section 10.04 of the Credit Agreement (with each reference to the Borrower therein referring to the

Grantors, jointly and severally, mutatis mutandis), the Grantors shall pay or reimburse the Collateral Agent and each Secured Party, as applicable, for all amounts due under this Section 15.
Section 16.Amendments; Waivers; Additional Grantors; Etc.. (a) Subject to Section 10.01 of the Credit Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
(a)Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement, the other Loan Documents and any Secured Cash Management Agreement or Secured Hedge Agreement, to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement, the other Loan Documents and any Secured Cash Management Agreement or Secured Hedge Agreement, to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules 1(a) through 11 to the Perfection Certificate shall be incorporated into and become a part of and supplement the applicable Schedules of the Perfection Certificate, respectively, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.
Section 17.Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication or facsimile transmission) and mailed, telegraphed, telecopied, telexed, faxed or delivered to it, if to any Grantor, addressed to it in care of the Borrower at the Borrower’s address specified in Schedule 10.02 of the Credit Agreement, or if to the Collateral Agent, at its address specified in Schedule 10.02 of the Credit Agreement. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement. Delivery by telecopier or in .pdf or similar format by electronic mail of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule to the Perfection Certificate shall be effective as delivery of an original executed counterpart thereof.
Section 18.Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) and the termination or expiration without any pending drawing of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors and permitted transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 10.07 of the Credit Agreement. No Grantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Collateral Agent, other than to the extent such assignment is permitted by the Credit Agreement and consummated in accordance with the terms and conditions contained therein.

Section 19.Release; Termination. (a) Upon any sale, transfer or other disposition of any item of Collateral of any Grantor permitted by, and in accordance with, the terms of the Loan Documents to a Person that is not a Loan Party or in connection with any other release of the Liens on the Collateral provided for in Section 9.11 of the Credit Agreement, such Collateral shall be automatically and without further action released from the security interests created by this Agreement. The Collateral Agent will, at such Grantor’s expense, execute and deliver without recourse and without any representation or warranty of any kind (either express or implied) to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that upon the Collateral Agent’s reasonable request, the Borrower shall have delivered to the Administrative Agent and the Collateral Agent a certificate of a Responsible Officer of the Borrower to the effect that the release is in compliance with the Loan Documents (on which certificate the Administrative Agent and the Collateral Agent may conclusively rely).
(a)Upon the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) and the termination or expiration without any pending drawing of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made), the pledge and security interests granted hereby shall automatically terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver without recourse and without any representation or warranty of any kind (either express or implied) to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
Section 20.Execution in Counterparts. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Grantors and the Collateral Agent agree that any Electronic Signature on or associated with this Agreement shall be valid and binding on such Person to the same extent as a manual, original signature. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same instrument. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
Section 21.The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures, letting and licenses of real property or appurtenances, and the terms of this Agreement shall be controlling in the case of all other Collateral.
Section 22.Governing Law; Jurisdiction; Etc.
(a)THIS AGREEMENT AND EACH OTHER SECURED DOCUMENT (OTHER THAN WITH RESPECT TO ANY SECURED DOCUMENT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(b)EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF

MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DOCUMENT (OTHER THAN WITH RESPECT TO ANY SECURED DOCUMENT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER SECURED DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DOCUMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 22. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY SECURED DOCUMENT (OTHER THAN WITH RESPECT TO ANY SECURED DOCUMENT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN) THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF SECTION 10.17 OF THE CREDIT AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 23.Intercreditor Agreement. Notwithstanding any provision to the contrary in this Agreement (but without expanding the scope of Collateral as set forth in this Agreement and the Credit Agreement), in the event of any conflict or inconsistency between the provisions of any intercreditor agreement entered into in accordance with Section 9.11 of the Credit Agreement and this Agreement, the provisions of such intercreditor agreement shall prevail.

Section 24.Actions Requiring FCC Approval.
(a)Notwithstanding anything in this Agreement to the contrary, the Collateral Agent, on behalf of the Secured Parties, agrees that to the extent prior FCC approval is required pursuant to the Communications Laws for (i) the operation and effectiveness of any grant, right or remedy hereunder or under any other Loan Document or (ii) taking any action that may be taken by the Collateral Agent hereunder or under the other Loan Documents, such grant, right, remedy or actions will be subject to such prior FCC approval having been obtained by or in favor of the Collateral Agent, on behalf of the Secured Parties. Notwithstanding anything in this Agreement to the contrary, the Collateral Agent, on behalf of the Secured Parties, acknowledges that, to the extent required by the Communication Laws, the voting rights in the Pledged Interests, as well as de jure, de facto and negative control over all FCC Licenses, shall remain with the Grantors even in the event of a Default until the FCC shall have given its prior consent to the exercise of securityholder rights by a purchaser at a public or private sale of the Pledged Interests or to the exercise of such rights by a receiver, trustee, conservator or other agent duly appointed in accordance with applicable law. The Grantors shall, upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s request, file or cause to be filed such applications for approval and shall take such other actions reasonably requested by the Collateral Agent, as directed by and on behalf of the Secured Parties, to obtain such FCC approvals or consents as are necessary to transfer ownership and control to the Collateral Agent, on behalf of the Secured Parties, or their successors, assigns or designees of the FCC Licenses held by the Grantors. To enforce the provisions of this subsection, the Collateral Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC its consent to an involuntary transfer of control of any such FCC License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s request, the Grantors shall further use their reasonable best efforts to assist in obtaining approval of the FCC, if required, for any action or transactions contemplated hereby, including, without limitation, the preparation, execution and filing with the FCC of the assignor’s or transferor’s portion of any application for consent to the assignment of any FCC License or transfer of control necessary or appropriate under the Communications Laws for approval of the transfer or assignment of any portion of the Collateral, together with any FCC License.
(b)The Grantors acknowledge that the assignment or transfer of such FCC Licenses is integral to the Secured Parties’ realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Grantors to comply with the provisions of this section and that such failure would not be adequately compensable in damages, and therefore agree that this section may be specifically enforced.
Notwithstanding anything in this Agreement or in any other Loan Document to the contrary, neither the Collateral Agent nor any other Secured Party shall, without first obtaining the approval of the FCC, take any action hereunder or under any other Loan Document that would constitute or result in any assignment of an FCC License or any change of control of any Grantor if such assignment or change of control would require the approval of the FCC under applicable law (including the Communications Laws).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.
BERKSHIRE BROADCASTING CO., INC.
BRYTON ACQUISITION COMPANY, LLC
GAP BROADCASTING BURLINGTON LICENSE, LLC
GAP BROADCASTING BURLINGTON, LLC
GAP BROADCASTING MIDLAND-ODESSA LICENSE, LLC
GAP BROADCASTING MIDLAND-ODESSA, LLC
LYLA ACQUISITION COMPANY, LLC
LYLA INTERMEDIATE HOLDING, LLC
MILLENNIUM ATLANTIC CITY II HOLDCO, LLC
SPECIAL EVENTS MANAGEMENT, LLC
TOWNSQUARE ACTIVE EVENTS, LLC
TOWNSQUARE ACTIVE TREASURY, LLC
TOWNSQUARE FINANCE, LLC
TOWNSQUARE INTERACTIVE, LLC
TOWNSQUARE LICENSE, LLC
TOWNSQUARE LIFESTYLE EVENTS, LLC
TOWNSQUARE LIVE EVENTS, LLC
TOWNSQUARE MANAGEMENT COMPANY, LLC
TOWNSQUARE MEDIA 2010, INC.
TOWNSQUARE MEDIA ABILENE LICENSE, LLC
TOWNSQUARE MEDIA ABILENE, LLC
TOWNSQUARE MEDIA ACQUISITION III, LLC
TOWNSQUARE MEDIA ACQUISITION IV, LLC
TOWNSQUARE MEDIA AMARILLO LICENSE, LLC
TOWNSQUARE MEDIA AMARILLO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III HOLDCO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III, LLC
TOWNSQUARE MEDIA ATLANTIC CITY LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE LICENSE, LLC

By: /s/ Claire Yenicay
Name: Claire Yenicay
Title: Executive Vice President, Investor Relations and Corporate Communications

[TSQ - Signature Page to Security Agreement]

[Signature Page to Guaranty]

TOWNSQUARE MEDIA AUGUSTA WATERVILLE, LLC
TOWNSQUARE MEDIA BANGOR LICENSE, LLC
TOWNSQUARE MEDIA BANGOR, LLC
TOWNSQUARE MEDIA BATTLE CREEK LICENSE LLC
TOWNSQUARE MEDIA BATTLE CREEK LLC
TOWNSQUARE MEDIA BILLINGS LICENSE, LLC
TOWNSQUARE MEDIA BILLINGS, LLC
TOWNSQUARE MEDIA BINGHAMTON LICENSE, LLC
TOWNSQUARE MEDIA BINGHAMTON, LLC
TOWNSQUARE MEDIA BISMARCK LICENSE, LLC
TOWNSQUARE MEDIA BISMARCK, LLC
TOWNSQUARE MEDIA BOISE LICENSE, LLC
TOWNSQUARE MEDIA BOISE, LLC
TOWNSQUARE MEDIA BOZEMAN LICENSE, LLC
TOWNSQUARE MEDIA BOZEMAN, LLC
TOWNSQUARE MEDIA BROADCASTING, LLC
TOWNSQUARE MEDIA BUTTE, LLC
TOWNSQUARE MEDIA CASPER LICENSE, LLC
TOWNSQUARE MEDIA CASPER, LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LICENSE LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LLC
TOWNSQUARE MEDIA CHEYENNE LICENSE, LLC
TOWNSQUARE MEDIA CHEYENNE, LLC
TOWNSQUARE MEDIA DANBURY LICENSE LLC
TOWNSQUARE MEDIA DANBURY LLC
TOWNSQUARE MEDIA DUBUQUE LICENSE, LLC
TOWNSQUARE MEDIA DUBUQUE, LLC
TOWNSQUARE MEDIA DULUTH LICENSE, LLC
TOWNSQUARE MEDIA DULUTH, LLC
TOWNSQUARE MEDIA FARIBAULT LICENSE LLC
TOWNSQUARE MEDIA FARIBAULT LLC
TOWNSQUARE MEDIA GRAND JUNCTION LICENSE, LLC
TOWNSQUARE MEDIA GRAND JUNCTION, LLC
TOWNSQUARE MEDIA GREAT FALLS, LLC
TOWNSQUARE MEDIA KALAMAZOO LICENSE LLC
TOWNSQUARE MEDIA KALAMAZOO LLC
TOWNSQUARE MEDIA KILLEEN-TEMPLE LICENSE, LLC

By: /s/ Claire Yenicay
Name: Claire Yenicay
[Signature Page to Guaranty]

Title: Executive Vice President, Investor Relations and Corporate Communications
[Signature Page to Guaranty]

TOWNSQUARE MEDIA LAKE CHARLES LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES, LLC
TOWNSQUARE MEDIA LANSING LICENSE LLC
TOWNSQUARE MEDIA LANSING LLC
TOWNSQUARE MEDIA LARAMIE LICENSE, LLC
TOWNSQUARE MEDIA LARAMIE, LLC
TOWNSQUARE MEDIA LAWTON LICENSE, LLC
TOWNSQUARE MEDIA LAWTON, LLC
TOWNSQUARE MEDIA LICENSEE OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA LICENSEE OF PEORIA, INC.
TOWNSQUARE MEDIA LICENSEE OF ST. CLOUD, INC.
TOWNSQUARE MEDIA LICENSEE OF UTICA/ROME, INC.
TOWNSQUARE MEDIA LUBBOCK LICENSE, LLC
TOWNSQUARE MEDIA LUBBOCK, LLC
TOWNSQUARE MEDIA LUFKIN LICENSE, LLC
TOWNSQUARE MEDIA LUFKIN, LLC
TOWNSQUARE MEDIA MISSOULA LICENSE, LLC
TOWNSQUARE MEDIA MISSOULA, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN LICENSE, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN, LLC
TOWNSQUARE MEDIA MONTROSE, LLC
TOWNSQUARE MEDIA NEW BEDFORD LICENSE, LLC
TOWNSQUARE MEDIA NEW BEDFORD, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND, LLC
TOWNSQUARE MEDIA OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA OF ALBANY, INC.
TOWNSQUARE MEDIA OF BUFFALO, INC.
TOWNSQUARE MEDIA OF EL PASO, INC.
TOWNSQUARE MEDIA OF EVANSVILLE/OWENSBORO, INC.

By: /s/ Claire Yenicay
[Signature Page to Guaranty]

Name: Claire Yenicay
Title: Executive Vice President, Investor Relations and Corporate Communications

[Signature Page to Guaranty]

TOWNSQUARE MEDIA OF FLINT, INC.
TOWNSQUARE MEDIA OF FT. COLLINS AND GRAND RAPIDS, LLC
TOWNSQUARE MEDIA OF FT. COLLINS, INC.
TOWNSQUARE MEDIA OF GRAND RAPIDS, INC.
TOWNSQUARE MEDIA OF KILLEEN-TEMPLE, INC.
TOWNSQUARE MEDIA OF LAFAYETTE, LLC
TOWNSQUARE MEDIA OF MIDWEST, LLC
TOWNSQUARE MEDIA OF PRESQUE ISLE, INC.
TOWNSQUARE MEDIA OF ST. CLOUD, INC.
TOWNSQUARE MEDIA OF UTICA/ROME, INC.
TOWNSQUARE MEDIA ONEONTA LICENSE, LLC
TOWNSQUARE MEDIA ONEONTA, LLC
TOWNSQUARE MEDIA PITTSFIELD LICENSE, LLC
TOWNSQUARE MEDIA PITTSFIELD, LLC
TOWNSQUARE MEDIA POCATELLO LICENSE, LLC
TOWNSQUARE MEDIA POCATELLO, LLC
TOWNSQUARE MEDIA PORTLAND LICENSE LLC
TOWNSQUARE MEDIA PORTLAND LLC
TOWNSQUARE MEDIA PORTSMOUTH LICENSE LLC
TOWNSQUARE MEDIA PORTSMOUTH LLC
TOWNSQUARE MEDIA POUGHKEEPSIE LICENSE, LLC
TOWNSQUARE MEDIA POUGHKEEPSIE, LLC
TOWNSQUARE MEDIA PRESQUE ISLE LICENSE, LLC
TOWNSQUARE MEDIA QUAD CITIES LICENSE LLC
TOWNSQUARE MEDIA QUAD CITIES LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL LICENSE, LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL, LLC
TOWNSQUARE MEDIA ROCHESTER LICENSE LLC
TOWNSQUARE MEDIA ROCHESTER LLC
TOWNSQUARE MEDIA ROCKFORD LICENSE LLC
TOWNSQUARE MEDIA ROCKFORD LLC
TOWNSQUARE MEDIA SAN ANGELO LICENSE, LLC
TOWNSQUARE MEDIA SAN ANGELO, LLC
TOWNSQUARE MEDIA SEDALIA LICENSE, LLC

By: /s/ Claire Yenicay
[Signature Page to Guaranty]

Name: Claire Yenicay
Title: Executive Vice President, Investor Relations and Corporate Communications

[Signature Page to Guaranty]

TOWNSQUARE MEDIA SEDALIA, LLC
TOWNSQUARE MEDIA SHELBY LICENSE, LLC
TOWNSQUARE MEDIA SHELBY, LLC
TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC
TOWNSQUARE MEDIA SHREVEPORT, LLC
TOWNSQUARE MEDIA SIERRA VISTA, LLC
TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS, LLC
TOWNSQUARE MEDIA ST. GEORGE, LLC
TOWNSQUARE MEDIA TEXARKANA LICENSE, LLC
TOWNSQUARE MEDIA TEXARKANA, LLC
TOWNSQUARE MEDIA TRENTON LICENSE, LLC
TOWNSQUARE MEDIA TRENTON, LLC
TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC
TOWNSQUARE MEDIA TRI-CITIES, LLC
TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC
TOWNSQUARE MEDIA TUSCALOOSA, LLC
TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC
TOWNSQUARE MEDIA TWIN FALLS, LLC
TOWNSQUARE MEDIA TYLER LICENSE, LLC
TOWNSQUARE MEDIA TYLER, LLC
TOWNSQUARE MEDIA VICTORIA LICENSE, LLC
TOWNSQUARE MEDIA VICTORIA, LLC
TOWNSQUARE MEDIA WATERLOO LICENSE LLC
TOWNSQUARE MEDIA WATERLOO LLC
TOWNSQUARE MEDIA WENATCHEE, LLC
TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC
TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC
TOWNSQUARE MEDIA WICHITA FALLS, LLC

By: /s/ Claire Yenicay
Name: Claire Yenicay
Title: Executive Vice President, Investor Relations and Corporate Communications
[Signature Page to Guaranty]

TOWNSQUARE MEDIA WILLISTON, LLC
TOWNSQUARE MEDIA YAKIMA LICENSE, LLC
TOWNSQUARE MEDIA YAKIMA, LLC
TOWNSQUARE MEDIA, INC.
TOWNSQUARE MMN, LLC
TOWNSQUARE NEW JERSEY HOLDCO, LLC
TOWNSQUARE NEXT, LLC
TOWNSQUARE RADIO HOLDINGS, LLC
TOWNSQUARE RADIO, INC.
TOWNSQUARE RADIO, LLC
ZADER ACQUISITION COMPANY LLC

By: /s/ Claire Yenicay
Name: Claire Yenicay
Title: Executive Vice President, Investor Relations and Corporate Communications

[TSQ - Signature Page to Security Agreement]

BANK OF AMERICA, N.A.,
as Collateral Agent
By:    /s/ Teresa Weirath________________
Name: Teresa Weirath
Title: Vice President
[TSQ - Signature Page to Security Agreement]

Exhibit A to the
Security Agreement
FORM OF SECURITY AGREEMENT SUPPLEMENT
[Date of Security Agreement Supplement]
Bank of America, N.A.
as the Collateral Agent for the
Secured Parties referred to in the
Credit Agreement referred to below

Gateway Village-900 Building
NC1-026-06-09 (MacLegal)
900 W Trade St
Charlotte, NC 28255

[Name of Additional Grantor]
Ladies and Gentlemen:
Reference is made to (i) the Credit Agreement, dated as of February 19, 2025 (as it may hereafter be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, the “Credit Agreement”) among Townsquare Media, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Collateral Agent and a L/C Issuer, and (ii) the Security Agreement, dated as of February 19, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors from time to time party thereto and the Collateral Agent. Capitalized terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement (and in the event of a conflict, the applicable definition shall be the one given to such term in the Security Agreement).
Section 1.    Grant of Security. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the undersigned hereby collaterally assigns and pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and the undersigned hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in, and continuing lien on, all of its right, title and interest in and to all of the Collateral (as defined in the Security Agreement) of the undersigned (including all Accounts, cash and Cash Equivalents, Chattel Paper, Commercial Tort Claims set forth on Schedule 8 of the Perfection Certificate (as supplemented), Deposit Accounts, Documents, Equipment, Fixtures (subject to Section 21 of the Security Agreement), FCC Licenses (subject to Section 1(h) of the Security Agreement), General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Security Collateral, Intellectual Property Collateral, and the other Collateral referred to in Section 1 of the Security Agreement), except for any Excluded Property, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental Perfection Certificate schedules.
Section 2.    Security for Obligations. Subject to the terms of the Security Agreement and the Credit Agreement, the grant of a security interest in the Collateral by the undersigned under this Security

Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)). Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations that would be owed by the Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.
Section 3.    Supplements to Perfection Certificate Schedules. The undersigned has attached hereto supplemental Schedules 1(a) through 11 to Schedules 1(a) through 11 of the Perfection Certificate, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Perfection Certificate and are true and correct in all material respects.
Section 4.    Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Security Agreement with respect to itself (as supplemented by the attached supplemental schedules) as of the date hereof (with each reference to the “Closing Date”, the “date hereof” or any similar term therein referring to the date hereof).
Section 5.    Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned and that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be.
Section 6.    Execution in Counterparts. This Security Agreement Supplement may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Grantors and the Collateral Agent agree that any Electronic Signature on or associated with this Security Agreement Supplement shall be valid and binding on such Person to the same extent as a manual, original signature. This Security Agreement Supplement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same instrument. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
Section 7.     Governing Law; Jurisdiction; Etc.
(a)    THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF

THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 7. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECURITY AGREEMENT SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF SECTION 10.17 OF THE CREDIT AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Very truly yours,

[NAME OF ADDITIONAL GRANTOR]
By:
Name:
Title:

Schedule I to the
Security Agreement Supplement

Exhibit B to the
Security Agreement
FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT
This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated [_________], is among the Persons listed on the signature pages hereof (collectively, the “Grantors”) and Bank of America, N.A., as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).
WHEREAS, Townsquare Media, Inc., a Delaware corporation (the “Borrower”), has entered into the Credit Agreement, dated as of February 19, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer. Capitalized terms defined in the Credit Agreement or in the Security Agreement (as defined below) and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement, as the case may be (and in the event of a conflict, the applicable definition shall be the one given to such term in the Security Agreement).
WHEREAS, as a condition precedent to the making of the Loans by the Lenders from time to time and the issuance of Letters of Credit by the L/C Issuers from time to time, the entry into Secured Hedge Agreements by the Hedge Banks from time to time and the entry into Secured Cash Management Agreements by the Cash Management Banks from time to time, each Grantor has executed and delivered that certain Security Agreement, dated February 19, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors from time to time party thereto and the Collateral Agent.
WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed thereunder to execute this IP Security Agreement for recording with the USPTO and/or the USCO, as applicable.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:
A.Grant of Security. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and each Grantor hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in and to, and continuing lien on, all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising (the “Collateral”):
a.all patents and patent applications, including, without limitation, those set forth in Schedule A hereto (the “Patents”);
b.all trademarks, including the trademark and service mark registrations and applications set forth in Schedule B hereto, together with the goodwill symbolized thereby (the “Trademarks”);

c.all copyrights, whether registered or unregistered, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);
d.all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;
e.any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and
f.any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing;
provided that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (f), the security interest created hereby shall not extend to, and the term “Collateral” shall not include, any Excluded Property.
B.Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)). Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that would be owed by such Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, or reorganization or similar proceeding involving a Loan Party.
C.Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks record this IP Security Agreement.
D.Execution in Counterparts. This IP Security Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Grantors and the Collateral Agent agree that any Electronic Signature on or associated with this IP Security Agreement shall be valid and binding on such Person to the same extent as a manual, original signature. This IP Security Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same instrument. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
E.Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

F.Governing Law; Jurisdiction; Etc.
1.THIS IP SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
2.EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS IP SECURITY AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS IP SECURITY AGREEMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
3.EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT IN ANY COURT REFERRED TO IN CLAUSE 2 OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
4.EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS IP SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
5.EACH PARTY TO THIS IP SECURITY AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS IP SECURITY AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS IP SECURITY AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF SECTION 10.17 OF THE CREDIT AGREEMENT WITH

ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.
[ONLY TO INCLUDE GRANTORS WHICH OWN IP]
By:
    Name:
    Title:
[Signature Page to Intellectual Property Security Agreement]

BANK OF AMERICA, N.A.
as Collateral Agent

By:
    Name:
    Title:
[Signature Page to Intellectual Property Security Agreement]

Exhibit C to the
Security Agreement
FORM OF INTELLECTUAL PROPERTY AGREEMENT SUPPLEMENT
This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated [_________], is made by the Person listed on the signature page hereof (the “Grantor”) in favor of Bank of America, N.A., as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).
WHEREAS, Townsquare Media, Inc., a Delaware corporation (the “Borrower”) has entered into the Credit Agreement, dated as of February 19, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer. Capitalized terms defined in the Credit Agreement or in the Security Agreement (as defined below) and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement, as the case may be (and in the event of a conflict, the applicable definition shall be the one given to such term in the Security Agreement).
WHEREAS, pursuant to the Credit Agreement, the Grantors have executed and delivered or otherwise become bound by that certain Security Agreement, dated February 19, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement, dated February 19, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”).
WHEREAS, under the terms of the Security Agreement, each Grantor has agreed to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in any after-acquired intellectual property collateral of such Grantor and has agreed in connection therewith to execute this IP Security Agreement Supplement for recording with the USPTO and/or the USCO, as applicable.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:
A.Grant of Security. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and each Grantor hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in and to, and continuing lien on, all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising (the “Additional Collateral”):
a.the patents and patent applications set forth in Schedule A hereto (the “Patents”);
b.the trademarks, including the trademark and service mark registrations and applications set forth in Schedule B hereto, together with the goodwill symbolized thereby (the “Trademarks”);
c.the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

d.all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;
e.any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and
f.any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Additional Collateral or arising from any of the foregoing;
provided that, notwithstanding anything to the contrary contained in the foregoing clauses (a) through (f), the security interest created hereby shall not extend to, and the term “Additional Collateral” shall not include any Excluded Property.
B.Supplement to Security Agreement. Schedule 7 to the Perfection Certificate is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.
C.Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Secured Obligations of the Grantor now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)). Without limiting the generality of the foregoing, this IP Security Agreement Supplement secures the payment of all amounts that constitute part of the Secured Obligations that would be owed by the Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.
D.Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks record this IP Security Agreement Supplement.
E.Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement Supplement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.
F.Execution in Counterparts. This IP Security Agreement Supplement may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Grantors and the Collateral Agent agree that any Electronic Signature on or associated with this IP Security Agreement Supplement shall be valid and binding on such Person to the same extent as a manual, original signature. This IP Security Agreement Supplement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same instrument. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

G.Governing Law; Jurisdiction; Etc.
1.THIS IP SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
2.EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT SUPPLEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS IP SECURITY AGREEMENT SUPPLEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE IP SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
3.EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO IN CLAUSE 2 OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
4.EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS IP SECURITY AGREEMENT SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
5.EACH PARTY TO THIS IP SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS IP SECURITY AGREEMENT SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS IP SECURITY

AGREEMENT SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF SECTION 10.17 OF THE CREDIT AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.
[NAME OF GRANTOR]

By:
    Name:
    Title: